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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: January 27, 2000



                        SERVICE MERCHANDISE COMPANY, INC.
                   (Debtor-in-Possession as of March 27, 1999)
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             (Exact name of registrant as specified in its charter)

          Tennessee                        1-9223                62-0816060
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

7100 Service Merchandise Boulevard, Brentwood, TN                   37027
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    (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (615) 660-6000



                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 5. Other Events

         Service Merchandise Company, Inc. (the "Company") has filed and introduced into evidence certain selected preliminary and other financial information which is attached hereto as Exhibit 99 (the "Exhibit") with the United States Bankruptcy Court for the Middle District of Tennessee in support of a motion filed by the Company in connection with its voluntary proceedings for reorganization under Chapter 11 of title 11 of the United States Bankruptcy Code in Case No. 399-02649.

         The Exhibit contains selected preliminary unaudited financial information which is subject to adjustment or revision pending completion of the Company's physical inventory count and other ordinary year-end adjustments. The Exhibit contains summary information for periods and in formats which may be different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the financial information contained in the Exhibit may vary from that presented in the Company's Exchange Act reports. Such information may not be indicative of the Company's financial condition or operating results for the periods reflected in the Company's financial statements or in its reports pursuant to the Exchange Act and investors and potential investors in the Company's securities are cautioned to refer to the Exchange Act filings. Moreover, the Exhibit and other communications from the Company may reflect trends or forward-looking information regarding the Company's operating performance that may not be realized and which are subject to significant business, economic and competitive uncertainties and contingencies, including those described in the Company's filings with the Securities and Exchange Commission, many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act. Actual results for such periods (and the periods covered in the Exhibit) may differ materially from the information contained in the Exhibit and the Company undertakes no obligation to update or revise such Exhibit. This information is not a substitute for, and should be read in conjunction with, the Company's reports filed pursuant to the Exchange Act. The Exhibit was not examined, reviewed or compiled by the Company's independent public accountants. The Company cautions investors or potential investors not to place undue reliance upon the information contained in the Exhibit.



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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SERVICE MERCHANDISE COMPANY, INC.



Date: January 27, 2000                  By: /s/ C. Steven Moore
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                                            C. Steven Moore
                                            Senior Vice President, Chief
                                            Administrative Officer, Secretary
                                            and General Counsel




















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                                  EXHIBIT INDEX

   No.                               Exhibit
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   99              Certain Preliminary Financial Information